UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

ASSOCIATED BANC-CORP
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[x] No fee required
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Associated Banc-Corp

ASSOCIATED BANC-CORP
433 MAIN STREET
GREEN BAY, WI 54301

V62140-P25950

Your **Vote** Counts!

ASSOCIATED BANC-CORP

2025 Annual Meeting

Vote by April 28, 2025 11:59 PM ET. For shares held in a Plan, vote by April 24, 2025 11:59 PM ET.

You invested in ASSOCIATED BANC-CORP and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 29, 2025.**

Get informed before you vote

View the Notice, Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 29, 2025
11:00 a.m. (CDT)

Virtually at:

www.virtualshareholdermeeting.com/ASB2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the internet. Please follow the instructions on the reverse side to access and view proxy materials prior to voting on these important matters.

Voting Items	Board Recommends
1. Election of Directors. **Nominees:** 01) R. Jay Gerken 02) Judith P. Greffin 03) Michael J. Haddad 04) Andrew J. Harmening 05) Robert A. Jeffe 06) Rodney Jones-Tyson 07) Eileen A. Kamerick 08) Gale E. Klappa 09) Kristen M. Ludgate 10) Cory L. Nettles 11) Owen J. Sullivan 12) Karen T. van Lith 13) John (Jay) B. Williams	For
2. Approval of the Associated Banc-Corp 2025 Equity Incentive Plan.	For
3. Advisory approval of Associated Banc-Corp's named executive officer compensation.	For
4. The ratification of the selection of KPMG LLP as the independent registered public accounting firm for Associated Banc-Corp for the year ending December 31, 2025.	For

NOTE: In their discretion, the proxies are authorized to consider and vote upon any other matters which may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V62141-P25950